UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2006
MACQUARIE INFRASTRUCTURE COMPANY TRUST
(Exact name of registrant as specified in its charter)

Delaware	001-32385	20-6196808

(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

MACQUARIE INFRASTRUCTURE COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware	001-32384	43-2052503

(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

125 West 55th Street, New York, New York	10019

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 231-1000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On September 14, 2006 Macquarie Infrastructure Company (the “Company”) issued a press release announcing its intent to amend and restate its financial statements and other financial information for the quarters ended March 31, 2006 and June 30, 2006 with respect to the accounting for certain derivative instruments, as discussed below.
A copy of the press release is attached as Exhibit 99.1.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
(a) Restatement and non-reliance
On September 13, 2006, the Company’s Audit Committee determined that it will be required to amend and restate previously issued financial statements and other financial information for the quarters ended March 31, 2006 and June 30, 2006 for derivative instruments that did not qualify for hedge accounting during those periods.
This determination was made because, during the third quarter of 2006, the Company, in consultation with its external auditors, discovered that its application of, and documentation related to, the “short-cut” and “critical terms match” methods under Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (“SFAS 133”), for a number of its derivative instruments was incorrect.
The Company is not permitted to retroactively apply an appropriate method of qualifying for hedge accounting treatment for these instruments and, as a result, the changes in the fair value of these derivative instruments during their term will be reflected as a net non-cash gain in other income rather than in other comprehensive income in the balance sheet. The effect of this change on the Company’s consolidated balance sheet will be immaterial and it will have no net effect on operating income, cash from operations or consolidated statements of cash flows.
Following its discovery of the errors in the application and documentation of hedge accounting under SFAS 133, the Company initiated a comprehensive review of all of its determinations and documentation related to hedge accounting for its derivative instruments, as well as its related processes and procedures. Upon completion of the review, the Company intends to file amended quarterly reports on Form 10-Q to restate its financial statements and other financial information for the periods noted. Management’s disclosure on internal controls over financial reporting and, therefore, disclosure controls and procedures, will indicate that it found a material weakness related to SFAS 133 as of March 31, 2006 and June 30, 2006. The Company anticipates that its reported net income for each of the first two fiscal quarters of 2006 will increase as a result of the restatements.
In addition, the Company may have to file an amendment to its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 if it determines that errors existed relating to SFAS 133 that were material or if a material weakness existed as of that date. The effect of any such amendment on the Company’s consolidated balance sheet would be immaterial and it would have no net effect on operating income, cash from operations or consolidated statements of cash flows.
The Company intends to apply an appropriate method of effectiveness testing for these instruments going forward and expects that they will qualify for hedge accounting on that basis. Regardless of the accounting treatment reflected in its financial statements, the Company continues to believe that its various derivative instruments are economically effective to hedge the Company’s exposure to interest and currency exchange rate fluctuations.
In light of the pending restatement, readers should no longer rely on our previously filed financial statements and other financial information for the quarters ended March 31, 2006 and June 30, 2006.
Management and the Audit Committee of the Board of Directors have discussed the matters disclosed in this current report on Form 8-K with KPMG LLP, the Company’s independent registered public accounting firm and auditor for all affected periods, in reaching the conclusion to restate the financial statements for the above-mentioned periods.
The Company has also determined that the pending restatement causes a technical event of default under its acquisition credit facility. The Company’s lenders under this facility have been fully informed of the situation and the Company expects that they will grant a waiver.

Item 5.02 (c)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Francis T. Joyce will join the finance team of the Company’s Manager, Macquarie Infrastructure Management (USA) Inc., on September 15, 2006 as a Division Director, as discussed in the Company’s Current Report on Form 8-K filed August 21 and will be assisting the Company with these matters. However, the Board of Directors of the Company determined on September 13, 2006 to extend the appointment of Peter Stokes, its current Chief Executive Officer, as interim Chief Financial Officer, and Todd Weintraub as interim Principal Accounting Officer, principally in order to manage the review of the Company’s accounting for derivatives for prior periods and to finalize its restatements. As a result, the appointment of Mr. Joyce as Chief Financial Officer of the Company will be deferred during this time.
Item 7.01                 Regulation FD Disclosure.
See the discussion under Item 4.02(a).
Item 9.01                 Financial Statements and Exhibits.
(c) Exhibits
99.1     Press release dated September 14, 2006, issued by Macquarie Infrastructure Company

FORWARD LOOKING STATEMENTS
This filing contains forward-looking statements. We may, in some cases, use words such as “project”, “believe”, “anticipate”, “plan”, “expect”, “estimate”, “intend”, “should”, “would”, “could”, “potentially”, or “may” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Forward-looking statements in this report are subject to a number of risks and uncertainties, some of which are beyond the Company’s control including, among other things: its ability to successfully integrate and manage acquired businesses, including the ability to retain or replace qualified employees, manage growth, make and finance future acquisitions, service, comply with the terms of and refinance debt, and implement its strategy; decisions made by persons who control its investments including the distribution of dividends; its regulatory environment for purposes of establishing rate structures and monitoring quality of service; changes in general economic or business conditions, or demographic trends, including changes to the political environment, economy, tourism, construction and transportation costs, changes in air travel, automobile usage, fuel and gas costs, including the ability to recover increases in these costs from customers; reliance on sole or limited source suppliers, particularly in our gas utility business; foreign exchange fluctuations; environmental risks; and changes in U.S. federal tax law.
Our actual results, performance, prospects or opportunities could differ materially from those expressed in or implied by the forward-looking statements. Additional risks of which we are not currently aware could also cause our actual results to differ. In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements. The forward-looking events discussed in this release may not occur. These forward-looking statements are made as of the date of this release. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY TRUST
Date September 14, 2006	By:	/s/ Peter Stokes
Name: Peter Stokes
Title: Regular Trustee

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACQUARIE INFRASTRUCTURE COMPANY LLC
Date September 14, 2006	By:	/s/ Peter Stokes
Name: Peter Stokes
Title: Chief Executive Officer